SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
July 19, 2000

Saks Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1-13113 (Commission File Number)	62-0331040 (IRS Employer Identification No.)
750 Lakeshore Parkway Birmingham, Alabama (Address of Principal Executive Offices)	35211 (Zip Code)

(205) 940-4000
(Registrant's Telephone Number, Including Area Code)

Item 5.    Other Events.

        Saks Incorporated issued a press release on July 19, 2000 announcing that its Board of Directors has unanimously approved plans for a strategic restructuring in which Saks will spin off its Saks Fifth Avenue, Saks Direct, and Saks Off 5th operations into a separate, publicly owned company.  A copy of the press release is being filed as Exhibit 99 to this form and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

Exhibit No.	Description of Document
99	Press Release dated July 19, 2000 announcing plans for a strategic restructuring in which Saks will spin off its Saks Fifth Avenue, Saks Direct, and Saks Off 5th operations into a separate, publicly owned company.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 SAKS INCORPORATED
                                                                                 (Registrant)

Date:  July 20, 2000                                                   By:
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EXHIBIT INDEX

Exhibit No.	Description of Document	Page No.
99	Press Release dated July 19, 2000 announcing plans for a strategic restructuring in which Saks will spin off its Saks Fifth Avenue, Saks Direct, and Saks Off 5th operations into a separate, publicly owned company.